SEMI
Annual
Report

[GRAPHIC OMITTED]

                                                             JUNE 30, 2002


TEMPLETON DEVELOPING
MARKETS TRUST


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FRANKLIN(R) TEMPLETON(R)INVESTMENTS

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THANK YOU FOR INVESTING WITH FRANKLIN  TEMPLETON.  WE ENCOURAGE OUR INVESTORS TO
MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.


[PHOTO OMITTED]

MARK MOBIUS, PH.D.
PRESIDENT
TEMPLETON DEVELOPING
MARKETS TRUST

Mark Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

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 >


SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON DEVELOPING MARKETS TRUST SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING MAINLY IN EQUITY SECURITIES OF DEVELOPING MARKET COMPANIES. BEGINNING JULY 31, 2002, THE FUND WILL INVEST, UNDER NORMAL CIRCUMSTANCES, AT LEAST 80% OF ITS NET ASSETS IN SECURITIES OF DEVELOPING MARKET COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you this semiannual report for Templeton Developing Markets Trust covering the period ended June 30, 2002. During the six months under review, many emerging market economies continued to record high growth rates, build foreign reserves and develop trade relations. Greater investor confidence in the emerging market asset class led to increased capital inflows, especially into Russia, South Korea and China. However, after a strong start in first quarter 2002, many emerging stock markets took a breather in the second quarter.

In Asia, hosting the 2002 World Cup drew considerable attention to Japan and South Korea. Confident of South Korea's recovery and economic policies, Moody's Investors Service, an independent rating agency, upgraded the country's sovereign credit rating by two notches to A3. Citing improved domestic demand and industrial production, the South Korean government raised its 2002 growth forecast.


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 15.


CONTENTS

Shareholder Letter .....................   1

Performance Summary ....................   8

Financial Highlights &
Statement of Investments ...............  10

Financial Statements ...................  21

Notes to
Financial Statements ...................  25





FUND CATEGORY
[GRAPHIC OMITTED]
Global
Growth
Growth & Income
Income
Tax-Free Income

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
6/30/02

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Asia                           57.0%
Mid-East/Africa                16.5%
Latin America                  11.9%
Europe                         11.1%
Short-Term Investments
& Other Net Assets              3.5%

If South Korea experiences a faster-than-expected economic rebound, we anticipate continued capital inflows into the country. Greater export demand from the U.S., as well as neighboring Asian economies, helped enable Taiwan's economy to end three quarters of annualized declines. Taiwan's gross domestic product (GDP) grew at a 0.9% annualized rate in first quarter 2002 compared with first quarter 2001.(1) This growth was in contrast to fourth quarter 2001's 1.9% annualized decline versus fourth quarter 2000. We believe exports may be a key driver of growth in 2002 and 2003.

Many southeast Asian markets recorded strong performances over the reporting period. Improving macroeconomic fundamentals, greater political stability, strengthening currencies, low interest rates and strong domestic consumer markets led to increased investor confidence and capital investments in Indonesia and Thailand.

Elsewhere in Asia, Turkey passed key reforms to fulfill International Monetary Fund (IMF) conditions for the release of additional funds. We believe continued reform efforts could allow Turkey to strengthen its social and financial standing. However, concerns over Prime Minister Bulent Ecevit's ailing health could lead to short-term pressure on the nation's stock markets.

In Latin America, attention focused once again on Argentina as the government closed its financial markets for about a week in April 2002 and installed its sixth economic minister in 12 months.



1. Source: China Economic News Service, Taiwan's GDP Grew in Q1 After Three Quarters of Fall, 5/20/02.

We believed Argentine investments warranted continued caution as the nation sought to comply with IMF conditions for the release of US$9.5 billion in suspended loans.(2) At period-end, economy minister Roberto Lavagna announced that Argentina had met most conditions and proposed new negotiations with the IMF.

Unlike in the recent past, the Argentinean crisis did not greatly impact neighboring Brazil as its financial markets decoupled from Argentina's markets. Brazilian presidential elections scheduled for this year may divert attention away from the implementation of much-needed reforms. However, given a stable political environment, Brazil's improving trade and fiscal accounts could allow the country to benefit from greater capital inflows over the long term. In our view, Mexico's macroeconomic stability and tight fiscal policy continued to make it one of Latin America's best-performing markets. The country's proximity to the U.S. and participation in the North American Free Trade Agreement (NAFTA) should enable it to benefit from a U.S. economic recovery if it occurs later this year. We believe that Mexico's strengthening economy may keep attracting investors wishing to maintain exposure to the emerging markets asset class.

As a region, Eastern Europe performed the best as measured by the MSCI Emerging Markets Eastern European Index's 12.78% gain in U.S. dollar terms during the period.(3) Aspirations toward convergence with the European Monetary Union (EMU) benefited all Eastern European markets. In the



--------------------------------------------------------------------------------
TOP 10 COUNTRIES
6/30/02

                   % OF TOTAL
                  NET ASSETS
-----------------------------
South Africa           15.5%
South Korea            13.1%
Hong Kong               7.7%
Taiwan                  7.4%
Mexico                  6.0%
Indonesia               5.3%
Thailand                5.2%
Turkey                  4.8%
Brazil                  4.7%
China                   4.6%
--------------------------------------------------------------------------------



2. Source: AFX News Limited, New IMF Mission Expected Monday in Argentina,
7/7/02.
3. Source: Standard & Poor's Micropal. The unmanaged MSCI Emerging Markets Eastern European Index is market capitalization-weighted and measures the total returns of equity securities in emerging markets in Eastern Europe.

--------------------------------------------------------------------------------
TOP 10 EQUITY HOLDINGS
6/30/02

COMPANY
SECTOR/INDUSTRY,                      % OF TOTAL
COUNTRY                               NET ASSETS
------------------------------------------------

South African Breweries PLC             3.1%
BEVERAGES, SOUTH AFRICA

PT Telekomunikasi
Indonesia TBK, B                        3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES,
INDONESIA

Kimberly Clark de Mexico
SA de CV, A                             2.2%
PAPER & FOREST PRODUCTS,
MEXICO

Akbank                                  2.1%
BANKS, TURKEY

Korea Electric Power Corp.              2.0%
ELECTRIC UTILITIES, SOUTH KOREA

Siam Cement Public Co.
Ltd., Ord. & fgn.                       1.9%
CONSTRUCTION MATERIALS,
THAILAND

Samsung Electronics Co. Ltd.            1.8%
SEMICONDUCTOR EQUIPMENT & PRODUCTS,
SOUTH KOREA

Barloworld Ltd.                         1.8%
INDUSTRIAL CONGLOMERATES,
SOUTH AFRICA

Lukoil Holdings, ADR                    1.7%
OIL & GAS, RUSSIA

Sasol Ltd.                              1.6%
OIL & GAS, SOUTH AFRICA
--------------------------------------------------------------------------------


next few years, convergence could lead the region to the falling inflation and interest rates as well as the higher asset prices experienced by other countries that joined the EMU.

In South Africa, the government's inquiry into the rand's rapid devaluation during the last quarter of 2001 concluded with no significant explanations. Generally improving confidence in emerging markets and a weakening U.S. dollar led to the rand's rebound from this year's low. However, according to recent purchasing power parity studies, the rand is still undervalued by approximately 38%.(4)

Within this environment, Templeton Developing Markets Trust's Class A shares posted a +7.37% cumulative total return for the six months ended June 30, 2002, as shown in the Performance Summary beginning on page 8. By comparison, the Fund's benchmarks, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index and S&P/International Finance Corporation (IFC) Investable Composite Index, returned 2.07% and 3.92% during the same period.(5)

During the period under review, the Fund's exposure to South Africa increased due to additional purchases as well as currency appreciation. The rand's recovery allowed our investments to record greater U.S. dollar returns despite steady stock prices in rand terms. In Europe, we added positions in Russia. We believed Russia's continued economic recovery and implemen-



4. Source: Business Times, Big Mac Index Finds Rand Undervalued, 7/15/02.
5. Source: Standard & Poor's Micropal. The unmanaged MSCI EMF Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, South Korea and Poland. The unmanaged S&P/IFC Investable Composite Index measures the performance of emerging market stocks. The index tracks approximately 2,000 stocks in countries such as Brazil, Mexico, China and South Korea. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

tation of key reforms provided us with attractive investment opportunities. Our South Korean exposure increased substantially as we continued to find attractively valued stocks, which we believe could benefit from the nation's improving macroeconomic fundamentals. We also selectively increased our exposure to China Red Chip shares (Hong Kong listed companies with significant exposure to China). We believed such companies were well-positioned to benefit from greater foreign interest in China.

The Fund's exposure to Taiwan fell slightly as we undertook selective selling of those stocks we deemed to be fully valued. Moreover, we reduced our exposure to Thailand's banking sector because of sizable non-performing loans. We also reduced our Singapore holdings because some stocks became fully valued, in our opinion. Our relative exposure to the Latin American region declined somewhat as many Asian and Eastern European markets outperformed Latin American markets. Due to the strong performance of China H shares (Hong Kong listed Chinese companies), we sold selective shares at a profit.

We eliminated the Fund's smaller holdings in markets such as Finland, Spain, Colombia and Portugal to enable us to focus on cheaper markets. We also reduced our exposure to the Czech Republic through the sale of CEZ because of concerns over troubles surrounding privatization. The Fund's exposure to Turkey fell mainly due to weak market performance during the period.

As of June 30, 2002, the Fund still held 4.8% of total net assets in Turkey as we believe the nation could benefit from IMF assistance and key reform implementation. Our Polish weighting also declined with the sale of TPSA due to concerns over debt financing.

Within the top 10 holdings, Korea Electric Power (South Korea), Siam Cement (Thailand), Lukoil (Russia) and South African companies Barloworld and Sasol, replaced Fraser And Neave (Singapore), Polski Koncern Naftowy Orlen (Poland), Tupras-Turkiye Petrol Rafineleri (Turkey) and Brazilian companies Banco Bradesco and Centrais Eletricas Brasileiras. At period-end, banking interests dominated the portfolio, followed by brewers and integrated telecommunication services.

Over the long term, we expect emerging market economies to perform well if they continue their reform and liberalization efforts. Thus, we will seek to position the Fund to benefit from these trends.

Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Hong Kong's equity market has increased 337.85% in the last 15 years, but has suffered 7 quarterly declines of more than 15% each during that time.(6) While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets.





6. Source: Standard & Poor's Micropal. Based on quarterly total return change over 15 years ended 6/30/02. Market return is measured in U.S. dollars and includes reinvested dividends. The MSCI Hong Kong Index is market capitalization-weighted and measures the total returns of equity securities in Hong Kong.

The Fund's definition of "developing markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton funds. These special risks and other considerations are discussed in the Fund's prospectus. Beginning July 31, 2002, the Fund will invest, under normal circumstances, at least 80% of its net assets in securities of developing market countries, as defined in the Fund's prospectus.

Thank you for investing in Templeton Developing Markets Trust. We appreciate your confidence and welcome your comments.

Sincerely,

/s/MARK MOBIUS
Mark Mobius
President
Templeton Developing Markets Trust


--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



PRICE AND DISTRIBUTION INFORMATION


CLASS A                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.68         $10.56     $9.88
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0498

CLASS B                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.64         $10.41     $9.77
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0496

CLASS C                        CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.64         $10.37     $9.73
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0497

CLASS R                        CHANGE         6/30/02   1/1/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.63         $10.56     $9.93
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0498

ADVISOR CLASS                  CHANGE         6/30/02  12/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.70         $10.54     $9.84
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0499



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 7/1/92, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total return would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.

PERFORMANCE


CLASS A                              6-MONTH  1-YEAR    5-YEAR    10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +7.37%   +0.16%    -35.95%   +34.07%
Average Annual Total Return(2)       +1.23%   -5.59%     -9.60%    +2.37%
Value of $10,000 Investment(3)      $10,123   $9,441     $6,038   $12,638


                                                                 INCEPTION
CLASS B                              6-MONTH  1-YEAR    3-YEAR    (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +7.04%   -0.39%    -24.94%    +1.88%
Average Annual Total Return(2)       +3.04%   -4.35%    -10.03%    -0.32%
Value of $10,000 Investment(3)      $10,304   $9,565     $7,283    $9,888


                                                                  INCEPTION
CLASS C                              6-MONTH  1-YEAR    5-YEAR    (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +7.07%   -0.48%    -38.04%    -8.33%
Average Annual Total Return(2)       +4.99%   -2.50%     -9.31%    -1.34%
Value of $10,000 Investment(3)      $10,499   $9,750     $6,135    $9,077


                                                                INCEPTION
CLASS R                                                 6-MONTH  (1/1/02)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                               +6.83%   +6.83%
Aggregate Total Return(4)                                +5.83%   +5.83%
Value of $10,000 Investment(3)                          $10,583  $10,583


ADVISOR CLASS5                     6-MONTH   1-YEAR      5-YEAR  10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)           +7.61%   +0.54%    -34.95%  +36.05%
Average Annual Total Return(2)       +7.61%   +0.54%     -8.24%   +3.13%
Value of $10,000 Investment(3)      $10,761  $10,054     $6,505  $13,605


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -21.92% and -4.40%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights

                                                                        CLASS A
                                           ---------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                             JUNE 30, 2002                  YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------
                                              (UNAUDITED)      2001       2000       1999       1998       1997
                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period .....        $ 9.88     $10.59     $15.61     $10.30     $12.94     $15.40
                                           ---------------------------------------------------------------------
Income from investment operations:
 Net investment income ...................           .07        .11        .07        .06        .17        .16
 Net realized and unrealized gains (losses)          .66       (.72)     (5.03)      5.25      (2.57)     (1.62)
                                           ---------------------------------------------------------------------
Total from investment operations .........           .73       (.61)     (4.96)      5.31      (2.40)     (1.46)
                                           ---------------------------------------------------------------------
Less distributions from:
 Net investment income ...................          (.05)      (.10)      (.06)        --       (.19)      (.16)
 Net realized gains ......................            --         --         --         --       (.05)      (.84)
                                           ---------------------------------------------------------------------
Total distributions ......................          (.05)      (.10)      (.06)        --       (.24)     (1.00)
                                           ---------------------------------------------------------------------
Net asset value, end of period ...........        $10.56      $9.88     $10.59     $15.61     $10.30     $12.94
                                           =====================================================================
Total return* ............................         7.37%    (5.76)%   (31.85)%     51.55%   (18.72)%    (9.41)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........    $1,304,904 $1,221,011 $1,507,936 $2,958,324 $2,172,954 $3,444,029
Ratios to average net assets:
 Expenses ................................          2.23%**   2.21%      2.09%      2.02%      2.11%      1.96%
 Net investment income ...................          1.28%**   1.07%       .56%       .45%      1.40%       .99%
Portfolio turnover rate ..................         28.76%    61.45%     69.37%     45.82%     37.51%     30.06%


*Total return does not reflect sales commissions and is not annualized. **Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                                    CLASS B
                                                                 --------------------------------------------
                                                                 SIX MONTHS ENDED
                                                                  JUNE 30, 2002      YEAR ENDED DECEMBER 31,
                                                                                 ----------------------------
                                                                   (UNAUDITED)      2001      2000      1999+
                                                                 --------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................         $ 9.77    $10.44    $15.47    $10.30
                                                                 --------------------------------------------
Income from investment operations:
 Net investment income (loss) .................................            .03       .04      (.02)     (.06)
 Net realized and unrealized gains (losses) ...................            .66      (.70)    (4.98)     5.23
                                                                 --------------------------------------------
Total from investment operations ..............................            .69      (.66)    (5.00)     5.17
                                                                 --------------------------------------------
Less distributions from net investment income .................           (.05)     (.01)     (.03)       --
                                                                 --------------------------------------------
Net asset value, end of period ................................         $10.41     $9.77    $10.44    $15.47
                                                                 ============================================
Total return* .................................................          7.04%    (6.32)%  (32.36)%   50.19%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................        $13,190   $11,027   $11,508   $13,862
Ratios to average net assets:
 Expenses .....................................................          2.88%**   2.86%     2.77%     2.76%
 Net investment income (loss) .................................           .65%**    .42%    (.13)%    (.47)%
Portfolio turnover rate .......................................         28.76%    61.45%    69.37%    45.82%


*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                           CLASS C
                                              ----------------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               JUNE 30, 2002              YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                (UNAUDITED)    2001       2000      1999      1998      1997
                                              ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ........      $ 9.73    $10.39    $15.36     $10.21    $12.81    $15.27
                                              ----------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...............         .03       .04       (.01)     (.03)      .07       .09
 Net realized and unrealized gains (losses) .         .66      (.70)     (4.96)     5.18     (2.51)    (1.64)
                                              ----------------------------------------------------------------------
Total from investment operations ............         .69      (.66)     (4.97)     5.15     (2.44)    (1.55)
                                              ----------------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.05)       --**       --        --      (.11)     (.07)
 Net realized gains .........................          --        --         --        --      (.05)     (.84)
                                              ----------------------------------------------------------------------
Total distributions .........................        (.05)       --         --        --      (.16)     (.91)
                                              ----------------------------------------------------------------------
Net asset value, end of period ..............      $10.37     $9.73    $10.39     $15.36    $10.21    $12.81
                                              ======================================================================
Total return* ...............................       7.07%   (6.34)%   (32.36)%    50.44%  (19.20)%  (10.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........    $143,388  $139,099   $188,379  $385,584  $294,588  $402,542
Ratios to average net assets:
 Expenses ...................................       2.87%***  2.86%      2.76%     2.73%     2.78%     2.69%
 Net investment income (loss) ...............        .64%***   .43%     (.11)%    (.26)%      .76%      .21%
Portfolio turnover rate .....................      28.76%    61.45%     69.37%    45.82%    37.51%    30.06%


*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Actual distribution from net investment income was $.001.
***Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)

                                                                  CLASS R
                                                               -------------
                                                                PERIOD ENDED
                                                               JUNE 30, 2002
                                                                (UNAUDITED)+
                                                               -------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................       $ 9.93
                                                               -------------
Income from investment operations:
 Net investment income ......................................          .07
 Net realized and unrealized gains ..........................          .60
                                                               -------------
Total from investment operations ............................          .67
                                                               -------------
Less distributions from net investment income ...............         (.05)
                                                               -------------
Net asset value, end of period ..............................       $10.55
                                                               =============
Total return* ...............................................         6.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................         $137
Ratios to average net assets:
 Expenses ...................................................        2.38%**
 Net investment income ......................................        1.41%**
Portfolio turnover rate .....................................       28.76%


*Total return does not reflect the contingent deferred sales charge and is not annualized.
**Annualized.
+Effective date of Class R shares was January 2, 2002.
++Based on average weighted shares outstanding.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Highlights (CONTINUED)


                                                                     ADVISOR CLASS
                                              -------------------------------------------------------------
                                              SIX MONTHS ENDED
                                               JUNE 30, 2002              YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------
                                                (UNAUDITED)    2001      2000       1999      1998    1997+
                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(for a share outstanding throughout the period)
Net asset value, beginning of period ........      $ 9.84    $10.55    $15.62     $10.28    $12.93  $15.43
                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................         .09       .14       .11        .09       .23     .17
 Net realized and unrealized gains (losses) .         .66      (.71)    (5.03)      5.25     (2.60)  (1.63)
                                              -------------------------------------------------------------
Total from investment operations ............         .75      (.57)    (4.92)      5.34     (2.37)  (1.46)
                                              -------------------------------------------------------------
Less distributions from:
 Net investment income ......................        (.05)     (.14)     (.15)        --      (.23)   (.20)
 Net realized gains .........................          --        --        --         --      (.05)   (.84)
                                              -------------------------------------------------------------
Total distributions .........................        (.05)     (.14)     (.15)        --      (.28)  (1.04)
                                              -------------------------------------------------------------
Net asset value, end of period ..............      $10.54     $9.84    $10.55     $15.62    $10.28  $12.93
                                              =============================================================
Total return* ...............................       7.61%   (5.43)%  (31.67)%     51.95%  (18.47)% (9.36)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........     $94,226   $81,320  $115,144   $190,341  $115,494 $98,101
Ratios to average net assets:
 Expenses ...................................       1.88%**   1.87%     1.77%      1.74%     1.78%   1.69%**
 Net investment income ......................       1.64%**   1.40%      .88%       .72%     1.82%   1.04%**
Portfolio turnover rate .....................      28.76%    61.45%    69.37%     45.82%    37.51%  30.06%

*Total return is not annualized.
**Annualized.
+For the period January 2, 1997 (effective date) to December 31, 1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.

                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED)


                                                               INDUSTRY               SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 92.6%
     ARGENTINA 1.1%
    *Molinos Rio de la Plata SA, B ..............            Food Products            6,081,985 $   7,853,902
    *Perez Companc SA, B, ADR ...................              Oil & Gas                177,800     1,013,460
     Quilmes Industrial SA, B, ADR ..............              Beverages                782,105     7,648,987
                                                                                                -------------
                                                                                                   16,516,349
                                                                                                -------------

     AUSTRIA 2.6%
     BBAG Oesterreichische Brau-Beteiligungs AG .              Beverages                 72,432     4,113,179
     Erste Bank Der Oester Sparkassen AG ........               Banks                    66,927     4,782,105
     Mayr-Melnhof Karton AG .....................       Containers & Packaging           60,548     4,366,971
     OMV AG .....................................              Oil & Gas                247,250    24,296,215
     Wienerberger Baustoffindustrie AG ..........          Building Products            204,636     3,587,233
                                                                                                -------------
                                                                                                   41,145,703
                                                                                                -------------

     BRAZIL 1.4%
     Centrais Eletricas Brasileiras SA (Electrobas)       Electric Utilities        974,883,000    10,157,053
    *Cia Vale do Rio Doce, ADR                              Metals & Mining             108,200     2,993,894
     Embraer-Empresa Brasileira de Aeronautica SA        Aerospace & Defense            235,000     1,155,820
     Embraer-Empresa Brasileira de Aeronautica SA, ADR    Aerospace & Defense           222,871     4,769,439
     Souza Cruz SA ..............................               Tobacco                   3,600        18,664
     Unibanco Uniao de Bancos Brasileiros SA, GDR                Banks                  175,200     2,890,800
                                                                                                -------------
                                                                                                   21,985,670
                                                                                                -------------

     CHINA 4.6%
     China Everbright Ltd. ......................       Diversified Financials        6,990,000     3,853,486
    *China Mobile (Hong Kong) Ltd. ..............Wireless Telecommunication Services  3,748,000    11,099,917
     China Petroleum & Chemical Corp., H ........              Oil & Gas            108,038,000    19,253,049
     China Resources Enterprise Ltd. ............            Distributors            13,676,000    16,043,103
     China Shipping Development Co. Ltd., H .....               Marine                9,762,000     2,102,598
    *China Unicom Ltd. ..........................Wireless Telecommunication Services  6,430,000     4,946,186
     Guangshen Railway Co. Ltd., H ..............             Road & Rail            22,414,000     4,252,940
     PetroChina Co. Ltd., H .....................              Oil & Gas             24,711,000     5,259,042
     Qingling Motors Co. Ltd., H ................             Automobiles             9,226,000     1,277,454
     TCL International Holdings Inc. ............         Household Durables          4,916,000     1,386,573
     Travelsky Technology Ltd., H ...............      IT Consulting & Services       3,065,000     2,102,289
                                                                                                -------------
                                                                                                   71,576,637
                                                                                                -------------

     CROATIA .6%
     Pliva D D, GDR, Reg S ......................           Pharmaceuticals             618,650     9,050,850
                                                                                                -------------

    *CZECH REPUBLIC .1%
     Unipetrol ..................................              Chemicals                764,500     1,008,331
                                                                                                -------------

     EGYPT .6%
    *Al Ahram Beverages Co., GDR ................              Beverages                390,544     3,124,352
     Commercial International Bank Ltd. .........                Banks                1,153,029     6,927,634
                                                                                                -------------
                                                                                                   10,051,986
                                                                                                -------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                               INDUSTRY               SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     GREECE .7%
     Coca-Cola Hellenic Bottling Company SA ....               Beverages                346,000 $   5,856,878
     Hellenic Telecommunications
        Organization SA ...................  Diversified Telecommunication Services     307,560     4,859,919
                                                                                                -------------
                                                                                                   10,716,797
                                                                                                -------------

     HONG KONG 7.7%
     Beijing Enterprises Holdings Ltd. .........       Industrial Conglomerates       4,066,000     4,639,440
     Cheung Kong Holdings Ltd. .................              Real Estate             1,846,000    15,383,432
     Cheung Kong Infrastructure Holdings Ltd. ..        Construction Materials          966,000     1,554,279
     China Merchants Holdings International Co. Ltd.   Industrial Conglomerates      17,446,000    13,420,086
     China Travel International Investment
         Hong Kong Ltd. ........................     Hotels Restaurants & Leisure     9,432,000     1,765,488
     Citic Pacific Ltd. ........................       Industrial Conglomerates      10,732,500    23,253,899
     Cosco Pacific Ltd. ........................     Transportation Infrastructure   20,232,000    16,081,949
    *Dairy Farm International Holdings Ltd. ....         Food & Drug Retailing       12,143,304    10,564,675
     Giordano International Ltd. ...............           Specialty Retail           8,284,000     5,097,879
     Hang Lung Group Ltd. ......................              Real Estate             5,065,000     4,772,819
     Henderson Investment Ltd. .................              Real Estate             4,434,000     3,723,447
     Hutchison Whampoa Ltd. ....................       Industrial Conglomerates         372,000     2,778,095
     MTR Corp. Ltd. ............................              Road & Rail             6,470,606     8,378,659
     Shanghai Industrial Holdings Ltd. .........       Industrial Conglomerates       4,487,000     8,657,664
    *Smartone Telecommunications Holdings Ltd. Wireless Telecommunication Services      300,000       338,464
                                                                                                -------------
                                                                                                  120,410,275
                                                                                                -------------

     HUNGARY 2.2%
     Egis RT ...................................            Pharmaceuticals              48,368     2,809,711
     Gedeon Richter Ltd. .......................            Pharmaceuticals             201,589    11,547,718
     Matav RT ...............................  Diversified Telecommunication Services 2,199,750     7,036,999
     Mol Magyar Olaj-Es Gazipari RT ............               Oil & Gas                684,000    12,941,063
                                                                                                -------------
                                                                                                   34,335,491
                                                                                                -------------

     INDIA 3.1%
     Bharat Heavy Electricals Ltd. .............         Electrical Equipment           446,300     1,622,245
     Grasim Industries Ltd. ....................       Industrial Conglomerates       1,558,729    10,106,536
     Hindalco Industries Inc. ..................            Metals & Mining              68,688       998,900
     Hughes Software Systems Ltd. ..............       IT Consulting & Services         213,634       961,484
     ITC Ltd. ..................................                Tobacco                 843,195    11,042,990
     Mahanagar Telephone Nigam Ltd. .......... Diversified Telecommunication Services 2,206,341     6,428,011
    *Reliance Industries Ltd. ..................               Chemicals                785,400     4,332,077
     Satyam Computers Services Ltd. ............       IT Consulting & Services       2,540,200    11,970,550
     Tata Power Co. Ltd. .......................          Electric Utilities            506,181     1,348,849
                                                                                                -------------
                                                                                                   48,811,642
                                                                                                -------------

     INDONESIA 5.3%
     PT Gudang Garam TBK .......................                Tobacco               7,164,250     8,674,720
     PT Indofoods Sukses Makmur TBK ............             Food Products           93,300,650    11,511,328
     PT Indosat (Persero) TBK .............. Diversified Telecommunication Services  12,537,750    15,756,727
     PT Telekomunikasi Indonesia TBK, B .... Diversified Telecommunication Services 109,532,810    47,141,976
                                                                                                -------------
                                                                                                   83,084,751
                                                                                                -------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                               INDUSTRY               SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
    *ISRAEL .4%
     Check Point Software Technologies Ltd. ..      Internet Software & Services        459,100 $   6,225,396
                                                                                                -------------

     MALAYSIA 1.3%
     Genting Bhd. ............................       Hotels Restaurants & Leisure     3,849,200    14,789,032
     Petronas Dagangan Bhd. ..................                 Oil & Gas                509,000       763,500
     SIME Darby Bhd. .........................         Industrial Conglomerates       3,223,000     4,240,789
                                                                                                -------------
                                                                                                   19,793,321
                                                                                                -------------

     MEXICO 6.0%
     Cemex SA ................................          Construction Materials        2,778,342    14,722,838
     Fomento Economico Mexicano SA de CV Femsa                 Beverages                304,200    11,930,724
    *Grupo Carso SA de CV ....................         Industrial Conglomerates       3,690,800    11,111,368
     Kimberly Clark de Mexico SA de CV, A ....         Paper & Forest Products       12,821,150    34,163,949
     Telefonos de Mexico SA de CV
         (Telmex), L, ADR ....................Diversified Telecommunication Services    484,643    15,547,347
     Tubos de Acero de Mexico SA, ADR ........        Energy Equipment & Services       647,350     5,955,620
                                                                                                -------------
                                                                                                   93,431,846
                                                                                                -------------

     PERU .2%
     Credicorp Ltd. ..........................                   Banks                  307,500     2,392,350
                                                                                                -------------

     PHILIPPINES 1.3%
     San Miguel Corp., B .....................                 Beverages             20,354,190    20,627,197
                                                                                                -------------

     POLAND 1.5%
     Polski Koncern Naftowy Orlen SA .........                 Oil & Gas              5,110,190    22,544,863
                                                                                                -------------

     RUSSIA 3.3%
    *GUM Trade House .........................             Multiline Retail           1,340,300     1,742,390
    *JSC Mining and Smelting Co. Norilsk Nickel            Metals & Mining               49,446     1,028,477
     Lukoil Holdings, ADR ....................                 Oil & Gas                416,943    27,101,295
     Mosenergo, ADR ..........................            Electric Utilities            866,950     2,600,850
     Rostelecom, ADR ......................... Diversified Telecommunication Services   233,551     1,401,306
    *Tatneft .................................                 Oil & Gas              7,832,110     5,507,656
     Unified Energy Systems ..................            Electric Utilities        117,154,900    11,891,222
                                                                                                -------------
                                                                                                   51,273,196
                                                                                                -------------

     SINGAPORE 3.0%
     Cycle & Carriage Ltd. ...................               Distributors             1,006,747     2,700,994
     Fraser & Neave Ltd. .....................                 Beverages              4,793,895    21,300,170
     Keppel Corp. Ltd. .......................          Diversified Financials        6,475,400    15,100,409
     Singapore Airlines Ltd. .................                 Airlines                 635,000     4,636,479
     Singapore Telecommunications Ltd. ....... Diversified Telecommunication Services 3,821,000     2,962,938
                                                                                                -------------
                                                                                                   46,700,990
                                                                                                -------------

     SLOVAK REPUBLIC .2%
     Slovnaft AS .............................                 Oil & Gas                204,904     3,265,853
                                                                                                -------------

     SOUTH AFRICA 15.5%
     ABSA Group Ltd. .........................                   Banks                1,548,200     4,875,854
     Anglo American PLC ......................              Metals & Mining             380,800     6,352,084

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)

                                                               INDUSTRY               SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH AFRICA (CONT.)
     Barloworld Ltd. .........................         Industrial Conglomerates       4,475,350   $27,346,949
     Bidvest Group Ltd. ......................         Industrial Conglomerates          40,100       178,914
    *Datatec Ltd. ............................         IT Consulting & Services       1,311,500     2,086,188
     Firstrand Ltd. ..........................                   Banks               12,204,000     9,055,344
     Imperial Holdings Ltd. ..................             Specialty Retail           1,337,738     7,199,911
     Investec Group Ltd. .....................          Diversified Financials          291,000     4,487,779
     Johnnic Holdings Ltd. ...................     Wireless Telecommunication Services  569,495     2,319,960
     Liberty Group Ltd. ......................                 Insurance              2,038,812    11,074,051
     Nampak Ltd. .............................          Containers & Packaging        3,386,500     4,500,005
     Nedcor Ltd. .............................                   Banks                  667,473     7,574,621
     Old Mutual PLC ..........................                 Insurance             10,412,970    14,800,620
     Remgro Ltd. .............................         Industrial Conglomerates       3,208,870    21,599,959
     Reunert Ltd. ............................    Electronic Equipment & Instruments  2,102,800     3,834,398
     Sanlam Ltd. .............................                 Insurance             12,913,600    10,759,246
     Sasol Ltd. ..............................                 Oil & Gas              2,279,888    24,324,702
     Shoprite Holdings Ltd. ..................           Food & Drug Retailing        2,092,000     1,572,551
     South African Breweries PLC .............                 Beverages              6,161,013    48,702,479
     Standard Bank Group Ltd. ................                   Banks                   92,250       286,324
     Tiger Brands Ltd. .......................               Food Products            2,849,266    19,345,162
     Tongaat-Hulett Group Ltd. ...............               Food Products            1,503,590     7,179,606
    *Venfin Ltd. .............................     Wireless Telecommunication Services  432,900       734,796
     Woolworths Holdings Ltd. ................             Multiline Retail             681,500       290,183
                                                                                                -------------
                                                                                                  240,481,686
                                                                                                -------------

     SOUTH KOREA 13.1%
     Cheil Jedang Corp. ......................               Food Products              260,890    10,658,972
    *Cho Hung Bank Co. Ltd. ..................                   Banks                1,529,300     7,118,936
     Daelim Industrial Co. ...................        Construction & Engineering        664,690     7,182,851
     Dongkuk Steel Mill Co. Ltd. .............              Metals & Mining             403,680     2,097,257
     Hanjin Heavy Industries Co. Ltd. ........                 Machinery                680,950     1,794,357
     Hankook Tire Co. Ltd. ...................              Auto Components           2,047,740     4,187,398
    *Hankuk Electric Glass Co. Ltd. ..........     Electronic Equipment & Instruments    53,580     3,077,621
    *Hyundai Development Co. .................        Construction & Engineering        753,750     4,805,704
     Hyundai Motor Co. Ltd. ..................                Automobiles               132,580     3,984,012
     Kangwon Land Inc. .......................       Hotels Restaurants & Leisure       146,806    19,586,337
     Kookmin Credit Card Co. Ltd. ............          Diversified Financials          174,095     6,099,837
     Korea Electric Power Corp. ..............            Electric Utilities          1,708,479    31,244,005
     Korea Gas Corp. .........................               Gas Utilities               82,990     1,172,760
     KT Corp. ................................ Diversified Telecommunication Services   241,600     9,700,150
    *KT Freetel ..............................    Wireless Telecommunication Services   157,611     5,188,192
    *LG Card Co. Ltd. ........................          Diversified Financials           36,090     1,599,000
    *LG Chem Investment Ltd. .................              Pharmaceuticals           1,151,250    12,488,622
     LG Household & Health Care Ltd. .........            Household Products             88,050     2,645,892
     Nong Shim Co. Ltd. ......................               Food Products               16,760     1,051,854
     POSCO ...................................              Metals & Mining              20,680     2,294,913
     Samsung Electronics Co. Ltd. ............     Semiconductor Equipment & Products   100,522    27,491,054
     Samsung Fine Chemicals ..................                 Chemicals                530,990     7,062,211

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                               INDUSTRY               SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     SOUTH KOREA (CONT.)
    *Samsung Heavy Industries Co. Ltd. .......                 Machinery              2,428,070   $ 8,880,722
    *Samsung Securities Co. Ltd. .............          Diversified Financials          140,900     4,029,061
     SK Corp. ................................                 Oil & Gas                225,980     3,888,434
     SK Telecom Co. Ltd. .....................   Wireless Telecommunication Services     66,646    14,930,255
                                                                                                -------------
                                                                                                  204,260,407
                                                                                                -------------

     TAIWAN 7.4%
     Asustek Computer Inc. ...................          Computers & Peripherals       1,482,000     4,457,977
     Avision Inc. ............................          Computers & Peripherals       2,671,000     2,582,260
     China Airlines ..........................                 Airlines               5,050,000     1,995,211
     China Motor Co. Ltd. ....................                Automobiles             7,290,000     7,571,476
    *Chinatrust Financial Holding Co. ........                   Banks                4,655,000     4,110,222
     Chunghwa Telcom Co. Ltd. ................ Diversified Telecommunication Services 2,156,000     3,484,705
     CMC Magnetics Corp. .....................          Computers & Peripherals       9,606,000     6,124,148
    *Compeq Manufacturing Co. Ltd ............          Computers & Peripherals       5,799,000     5,380,694
     Delta Electronics Inc. ..................     Electronic Equipment & Instruments 3,137,200     4,234,891
     Elan Microelectronics Corp. .............                 Software               1,174,000     1,240,413
     Giant Manufacturing Co. .................       Leisure Equipment & Products     4,614,000     4,819,773
     International Commercial Bank of China ..                   Banks               11,634,000     7,347,423
     Phoenixtec Power Co. Ltd. ...............           Electrical Equipment         5,757,000     4,462,924
    *Pou Chen Corp. ..........................            Textiles & Apparel          7,181,000     5,631,314
    *President Chain Store Corp. .............           Food & Drug Retailing          595,000     1,113,065
    *Procomp Informatics Co. Ltd. ............                 Machinery              6,947,500     7,153,367
     Ritek Corp. .............................          Computers & Peripherals      10,244,000     8,247,938
    *Siliconware Precision Industries Co. Ltd.     Semiconductor Equipment & Products 7,103,000     4,974,864
    *Sinopac Holdings ........................                   Banks               11,421,156     4,990,987
     Taiwan Cellular Corp. ...................         Communications Equipment       2,739,000     3,500,608
     UNI-President Enterprises Corp. .........               Food Products           12,916,000     4,735,738
     Via Technologies Inc. ...................     Semiconductor Equipment & Products   812,000     1,786,351
     Walsin Lihwa Corp. ......................           Electrical Equipment         3,752,000     1,055,636
    *Wintek Corp. ............................    Electronic Equipment & Instruments  1,665,000     1,046,543
    *Yageo Corp. .............................    Electronic Equipment & Instruments 16,049,000     7,109,404
    *Yuanta Core Pacific Securities Co. ......          Diversified Financials       10,503,000     6,507,396
                                                                                                -------------
                                                                                                  115,665,328
                                                                                                -------------

     THAILAND 4.6%
    *Bangkok Bank Public Co. Ltd., fgn. ......                   Banks                4,613,786     7,610,025
     Electricity Generating Public Co.
     Ltd., fgn. ..............................            Electric Utilities          1,005,600       998,820
     Hana Microelectronics Co. Ltd., fgn. ....    Electronic Equipment & Instruments    582,100     1,004,974
     PTT Exploration & Production Public Co.
     Ltd., fgn. ..............................                 Oil & Gas              4,173,600    11,758,035
     PTT Public Co. Ltd., fgn. ...............                 Oil & Gas              4,453,000     3,860,053
    *Shin Corporation Public Co. Ltd., fgn. ..  Wireless Telecommunication Services  31,489,700    10,615,358
     Siam Cement Public Co. Ltd. .............          Construction Materials          246,050     5,628,401
     Siam Cement Public Co. Ltd., fgn. .......          Construction Materials          929,415    24,080,196
    *Telecomasia Corp Public Co. Ltd., rts. ..Diversified Telecommunication Services  2,076,451             1
    *Thai Farmers Bank Public Co. Ltd., fgn. .                   Banks                7,680,714     6,149,380
                                                                                                -------------
                                                                                                   71,705,243
                                                                                                -------------

TEMPLETON DEVELOPING MARKETS TRUST
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (UNAUDITED) (CONT.)


                                                               INDUSTRY               SHARES         VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     TURKEY 4.8%
    *Akbank ......................................               Banks           10,084,768,337 $  32,439,170
    *Arcelik AS, Br. .............................        Household Durables      1,501,474,800     9,470,042
     Enka Holding AS .............................     Industrial Conglomerates      21,135,394     1,359,704
    *Haci Omer Sabanci Holding AS ................      Diversified Financials      759,779,270     1,868,897
    *KOC Holding AS ..............................      Diversified Financials    1,160,392,646    11,344,115
    *Tofas Turk Otomobil Fabrikasi AS ............            Automobiles            68,862,167       178,073
     Tupras-Turkiye Petrol Rafineleri AS .........             Oil & Gas          3,233,231,105    13,255,116
    *Vestel Electronik Sanayi ve Ticaret AS ......        Household Durables        986,650,000     1,991,346
    *Yapi ve Kredi Bankasi AS ....................               Banks            2,380,750,000     2,364,989
                                                                                               --------------
                                                                                                   74,271,452
                                                                                               --------------
     TOTAL COMMON STOCKS (COST $1,436,516,753)                                                  1,441,333,610
                                                                                               --------------

     PREFERRED STOCKS 3.9%
     Banco Bradesco SA, pfd. .....................               Banks            5,039,040,992   19,848,581
     Centrais Eletricas Brasileiras SA
         (Eletrobras), B, pfd. ...................        Electric Utilities        265,815,470     2,527,982
     Cia de Bebidas Das Americas (Ambev), pfd. ...             Beverages             10,355,000     1,607,634
     Cia Vale do Rio Doce, A, pfd. ...............          Metals & Mining             396,040    10,259,375
     Companhia Paranaense de Energia-Copel, B, pfd.       Electric Utilities        940,680,000     3,855,518
    +Duratex SA, pfd. ............................         Building Products        445,986,824     6,947,770
     Embotelladora Andina SA, A, ADR, pfd. .......             Beverages                 39,000       278,850
     Embraer-Empresa Brasileira de Aeronautica
     SA, pfd. ....................................        Aerospace & Defense            33,394       177,754
     Petroleo Brasileiro SA, pfd. ................             Oil & Gas                340,000     5,924,060
    *Siam Commercial Bank, 5.25%, cvt., fgn., pfd.               Banks               13,636,300     9,440,010
                                                                                               --------------
     TOTAL PREFERRED STOCKS (COST $84,264,898) ...                                                 60,867,534
                                                                                               --------------

                                                                                     PRINCIPAL
                                                                                      AMOUNT
                                                                                     ---------
     SHORT TERM INVESTMENTS (COST $48,090,762) 3.1%
     U.S. Treasury Bills, 1.662% to 1.732%, with maturities to 9/26/02              $48,248,000    48,098,405
                                                                                               --------------
     TOTAL INVESTMENTS (COST $1,568,872,413) 99.6%                                              1,550,299,549
     OTHER ASSETS, LESS LIABILITIES .4% ..........                                                  5,546,097
                                                                                               --------------
     TOTAL NET ASSETS 100.0% .....................                                             $1,555,845,646
                                                                                               ==============



*Non-income producing.
+See note 6 regarding holdings of 5% voting securities.

                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $1,551,339,366 ) .......................  $ 1,543,351,779
  Non controlled affiliates (cost $17,533,047 ) .....................        6,947,770    $ 1,550,299,549
                                                                       ---------------
 Cash ...............................................................                             235,888
 Foreign currency, at value (cost $4,594,000) .......................                           4,702,999
 Receivables:
  Investment securities sold ........................................                          15,007,685
  Fund shares sold ..................................................                           8,820,853
  Dividends and interest ............................................                           4,926,440
                                                                                          ---------------
       Total assets .................................................                       1,583,993,414
                                                                                          ---------------
Liabilities:
 Payables:
  Investment securities purchased ...................................                          14,383,132
  Fund shares redeemed ..............................................                           8,819,899
  To affiliates .....................................................                           3,778,528
 Accrued expenses ...................................................                           1,166,209
                                                                                          ---------------
      Total liabilities .............................................                          28,147,768
Net assets, at value ................................................                     $ 1,555,845,646
                                                                                          ===============
Net assets consist of:
 Undistributed net investment income ................................                     $     5,354,641
 Net unrealized depreciation ........................................                         (18,828,739)
 Accumulated net realized loss ......................................                      (1,032,323,034)
 Beneficial shares ..................................................                       2,601,642,778
                                                                                          ---------------
Net assets, at value ................................................                     $ 1,555,845,646
                                                                                          ===============

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002 (UNAUDITED)


CLASS A:
 Net asset value per share ($1,304,904,103 / 123,580,871 shares outstanding) .....................       $10.56
                                                                                                    ===========
 Maximum offering price per share ($10.56 / 94.25%) ..............................................       $11.20
                                                                                                    ===========
CLASS B:
 Net asset value and maximum offering price per share ($13,189,734  / 1,267,566 shares outstanding)*     $10.41
                                                                                                    ===========
CLASS C:
 Net asset value per share ($143,388,311 / 13,827,424 shares outstanding)* .......................       $10.37
                                                                                                    ===========
 Maximum offering price per share ($10.37 / 99.00%) ..............................................       $10.47
                                                                                                    ===========
CLASS R:
 Net asset value and maximum offering price per share ($137,494 / 13,028 shares outstanding)* ....       $10.55
                                                                                                    ===========
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($94,226,004  / 8,942,545 shares outstanding)      $10.54
                                                                                                    ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.

                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $2,521,092)
 Dividends ............................................................  $ 27,572,670
 Interest .............................................................       318,645
                                                                         -------------
      Total investment income .........................................                       $27,891,315
Expenses:
 Management fees (Note 3) .............................................     9,937,166
 Administrative fees (Note 3) .........................................       881,367
 Distribution fees (Note 3)
  Class A .............................................................     2,338,673
  Class B .............................................................        62,854
  Class C .............................................................       735,587
  Class R .............................................................           131
 Transfer agent fees (Note 3) .........................................     2,701,700
 Custodian fees .......................................................     1,037,300
 Reports to shareholders ..............................................       125,000
 Registration and filing fees .........................................        75,000
 Professional fees ....................................................        90,343
 Trustees' fees and expenses ..........................................        65,400
                                                                         -------------
      Total expenses ..................................................                        18,050,521
                                                                                             ------------
           Net investment income ......................................                         9,840,794
                                                                                             ------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ...............................................       520,232
   Non-controlled affiliated issuers (Note 6) .........................    (1,578,966)
  Foreign currency transactions .......................................    (1,785,932)
                                                                         -------------
      Net realized loss ...............................................                        (2,844,666)
Net unrealized appreciation (depreciation) on:
  Investments .........................................................   101,076,815
  Translation of assets and liabilities denominated
    in foreign currencies .............................................      (101,845)
                                                                         -------------
      Net unrealized appreciation .....................................                       100,974,970
                                                                                             ------------
Net realized and unrealized gain ......................................                        98,130,304
                                                                                             ------------
Net increase in net assets resulting from operations ..................                      $107,971,098
                                                                                             ============


                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2001

                                                                        SIX MONTHS ENDED           YEAR ENDED
                                                                          JUNE 30, 2002         DECEMBER 31, 2001
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................   $    9,840,794        $   16,750,769
  Net realized loss from investments and foreign currency transactions       (2,844,666)         (309,190,764)
  Net unrealized appreciation on investments and translation of assets and
  liabilities denominated in foreign currencies ......................      100,974,970           195,730,293
                                                                         ------------------------------------
      Net increase (decrease) in net assets resulting from operations       107,971,098           (96,709,702)

 Distributions to shareholders from:
  Net investment income:
   Class A ...........................................................       (6,153,899)          (13,254,804)
   Class B ...........................................................          (57,154)              (11,382)
   Class C ...........................................................         (695,572)              (20,442)
   Class R ...........................................................             (139)                   --
   Advisor Class .....................................................         (428,724)           (1,225,539)
                                                                         ------------------------------------
 Total distributions to shareholders .................................       (7,335,488)          (14,512,167)
 Beneficial share transactions (Note 2):
   Class A ...........................................................       (1,473,334)         (194,562,296)
   Class B ...........................................................        1,514,957               409,057
   Class C ...........................................................       (4,840,818)          (37,936,059)
   Class R ...........................................................          140,322                    --
   Advisor Class .....................................................        7,411,427           (27,198,412)
                                                                         ------------------------------------
 Total beneficial share transactions .................................        2,752,554          (259,287,710)
   Net increase (decrease) in net assets .............................      103,388,164          (370,509,579)

Net assets:
 Beginning of period .................................................    1,452,457,482         1,822,967,061
                                                                         ------------------------------------
 End of period .......................................................   $1,555,845,646        $1,452,457,482
                                                                         ====================================

Undistributed net investment income included in net assets:
 End of period .......................................................   $    5,354,641        $    2,849,335
                                                                         ====================================



                       See notes to financial statements.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Developing Markets Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its total assets in equity securities of developing or emerging market issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective September 17, 2001, the Fund charges a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the Fund and accounted for as paid in capital.


2. BENEFICIAL SHARES

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege. At June 30, 2002, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                        JUNE 30, 2002                 DECEMBER 31, 2001
                                           -------------------------------------------------------------------------
                                               SHARES            AMOUNT              SHARES              AMOUNT
                                           -------------------------------------------------------------------------
CLASS A SHARES:
Shares sold .............................    49,785,986       $ 539,796,247        108,715,591      $ 1,121,758,119
Shares issued on reinvestment of
 distributions ..........................       496,415           5,391,072          1,135,129           11,593,524
Shares redeemed .........................   (50,300,136)       (546,660,653)      (128,689,232)      (1,327,913,939)
                                           -------------------------------------------------------------------------
Net decrease ............................       (17,735)       $ (1,473,334)       (18,838,512)     $  (194,562,296)
                                           =========================================================================

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)

2. BENEFICIAL SHARES (CONT.)

                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                        JUNE 30, 2002                 DECEMBER 31, 2001
                                           -------------------------------------------------------------------------
                                               SHARES            AMOUNT              SHARES              AMOUNT
                                           -------------------------------------------------------------------------
CLASS B SHARES:
Shares sold ............................        273,257       $   2,946,222            277,364      $     2,883,231
Shares issued on reinvestment
 of distributions ......................          4,831              51,797              1,046               10,277
Shares redeemed ........................       (139,585)         (1,483,062)          (251,473)          (2,484,451)
                                           -------------------------------------------------------------------------
Net increase ...........................        138,503       $   1,514,957             26,937      $       409,057
                                           =========================================================================

                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                        JUNE 30, 2002                 DECEMBER 31, 2001
                                           -------------------------------------------------------------------------
                                               SHARES            AMOUNT              SHARES              AMOUNT
                                           -------------------------------------------------------------------------
CLASS C SHARES:
Shares sold ............................      1,372,852        $ 14,824,551          2,360,267         $ 23,841,297
Shares issued on reinvestment of
 distributions .........................         56,599             605,039              1,815               17,779
Shares redeemed ........................     (1,892,996)        (20,270,408)        (6,193,691)         (61,795,135)
                                           -------------------------------------------------------------------------
Net decrease ...........................       (463,545)       $ (4,840,818)        (3,831,609)        $(37,936,059)
                                           =========================================================================

                                                        PERIOD ENDED
                                                       JUNE 30, 2002*
                                           ---------------------------------
                                                   SHARES         AMOUNT
                                           ---------------------------------
CLASS R SHARES:
Shares sold ............................         14,322            $154,547
Shares issued on reinvestment
 of distributions ......................              6                  61
Shares redeemed ........................         (1,300)            (14,286)
                                           ---------------------------------
Net increase ...........................         13,028            $140,322
                                           =================================

                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                        JUNE 30, 2002                 DECEMBER 31, 2001
                                           -------------------------------------------------------------------------
                                               SHARES            AMOUNT              SHARES              AMOUNT
                                           -------------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ............................      3,041,377       $  33,155,181          3,706,269      $    37,730,040
Shares issued on reinvestment of
 distributions .........................         35,108             379,871            115,643            1,168,063
Shares redeemed ........................     (2,397,395)        (26,123,625)        (6,472,419)         (66,096,515)
                                           -------------------------------------------------------------------------
Net increase (decrease) ................        679,090       $   7,411,427        (2,650,507)      $   (27,198,412)
                                           =========================================================================

*Effective date of Class R shares was January 2, 2002.


 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
        FEE RATE           AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------------
        0.150%             First $200 million
        0.135%             Over $200 million, up to and including $700 million
        0.100%             Over $700 million, up to and including $1.2 billion
        0.075%             Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At June 30, 2002, unreimbursed costs were $749,194. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $254,283 and $56,317, respectively.


4. INCOME TAXES

At June 30, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                 Cost of investments .....................  $1,608,162,635
                                                            ==============
                 Unrealized appreciation .................     164,567,089
                 Unrealized depreciation .................    (222,430,175)
                                                            --------------
                 Net unrealized depreciation .............  $  (57,863,086)
                                                            ==============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, foreign currency transactions, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At December 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2006 ..........................    $ 44,971,158
                  2007 ..........................     548,121,432
                  2008 ..........................      18,868,811
                  2009 ..........................     313,342,680
                                                     ------------
                                                     $925,304,081
                                                     ============

At December 31, 2001, the Fund had deferred capital and foreign currency losses occurring subsequent to October 31, 2001 of $50,993,459 and $1,104,806, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2002.

TEMPLETON DEVELOPING MARKETS TRUST
Notes to Financial Statements (unaudited) (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 2002 aggregated $444,024,961 and $458,313,613, respectively.


6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" at June 30, 2002 were as shown below.

                           NUMBER OF                          NUMBER OF                                      NET
                          SHARES HELD    GROSS      GROSS    SHARES HELD      VALUE     INVESTMENT INCOME  REALIZED
NAME OF ISSUER           DEC. 31, 2001 ADDITIONS REDUCTIONS JUNE 30, 2002 JUNE 30, 2002     1/1/02-6/30/02   LOSS
--------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Duratex SA, pfd.          494,236,824     --     48,250,000  445,986,824   $6,947,770         $161,554  $(1,578,966)
                                                                          ------------------------------------------
TOTAL NON CONTROLLED AFFILIATES                                            $6,947,770         $161,554  $(1,578,966)
                                                                          ==========================================

[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK] INVESTMENTS One Franklin Parkway
San Mateo, CA  94403-1906


SEMIANNUAL REPORT
TEMPLETON DEVELOPING MARKETS TRUST

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Templeton Developing Markets Trust prospectus, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.





711 S2002 08/02             [LOGO OMITTED] Printed on recycled paper





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